UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 12, 2004 (May 11, 2004)

O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3038 Sidco Drive, Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 256-8500

N/A

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBITS
EX-99.1 PRESS RELEASE

Item 9. Regulation FD Disclosure.

     On May 11, 2004, O’Charley’s Inc. issued a press release announcing its 2004 first fiscal quarter earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 12. Results of Operations & Financial Condition.

     On May 11, 2004, O’Charley’s Inc. issued a press release announcing its 2004 first fiscal quarter earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’CHARLEY’S INC.

	By:	/s/ A. Chad Fitzhugh
		Name: Title:	A. Chad Fitzhugh Chief Financial Officer, Secretary and Treasurer

Date: May 11, 2004

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EXHIBITS

99.1	Press Release dated May 11, 2004

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